										EXHIBIT 99
NACCO Industries, Inc. - Consolidated
(in millions, except percentage data)

	Revenues (1)
	Q1	Q2	Q3	Q4	FY
2012	173.7	171.4	210.1	318.2	873.4
2103	196.0

	Operating Profit (1)
	Q1	Q2	Q3	Q4	FY
2012	8.0	7.7	14.8	37.0	67.5
2103	7.0

	Interest (Income) Expense (1)
	Q1	Q2	Q3	Q4	FY
2012	1.6	1.5	1.5	1.3	5.9
2103	1.3

	Other (Income) Expense (1)
	Q1	Q2	Q3	Q4	FY
2012	(0.4)	1.4	(0.3)	2.9	3.6
2103	(0.1)

	Income (Loss) Before Taxes (1)						Effective Income Tax Rate (1)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2012	6.8	4.8	13.6	32.8	58.0	2012	29.4%	27.1%	25.0%	27.7%	27.2%
2103	5.8					2103	24.1%

	Income From Continuing Operations (1)
	Q1	Q2	Q3	Q4	FY
2012	4.8	3.5	10.2	23.7	42.2
2103	4.4

	Discontinued Operations, Net of Taxes (1)
	Q1	Q2	Q3	Q4	FY
2012	20.4	18.3	27.8	—	66.5
2103	—

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2012	25.2	21.8	38.0	23.7	108.7
2103	4.4

	Depreciation, depletion and amortization expense (1)
	Q1	Q2	Q3	Q4	FY
2012	3.4	3.4	4.6	6.6	18.0
2103	5.3

	Net Working Capital (1) (2)
	Q1	Q2	Q3	Q4	FY
2012	164.1	167.0	178.7	191.2	191.2
2103	189.5

NACCO Industries, Inc. - Consolidated
(in millions, except percentage data)

	Capital Expenditures (1)
	Q1	Q2	Q3	Q4	FY
2012	3.9	30.5	5.3	5.0	44.7
2103	7.4

	Net cash provided by (used for) operating activities from continuing operations (1)
	Q1	Q2	Q3	Q4	FY
2012	(16.6)	15.2	12.1	63.7	74.4
2103	(25.1)

	Net cash provided by (used for) investing activities from continuing operations (1)
	Q1	Q2	Q3	Q4	FY
2012	16.7	(13.2)	(59.0)	(8.2)	(63.7)
2103	(6.6)

	Cash flow before financing activities from continuing operations (1) (3)
	Q1	Q2	Q3	Q4	FY
2012	0.1	2.0	(46.9)	55.5	10.7
2103	(31.7)	—	—	—	(31.7)

	Net cash provided by (used for) financing activities from continuing operations (1)
	Q1	Q2	Q3	Q4	FY
2012	(40.8)	45.0	42.6	(71.3)	(24.5)
2103	(11.3)

	Dividends Paid to Shareholders (4)
	Q1	Q2	Q3	Q4	FY
2012	4.5	4.6	4.6	31.4	45.1
2103	2.1

	Total debt (5)
	Q1	Q2	Q3	Q4	FY
2012	114.2	164.9	207.4	177.7	177.7
2103	173.6

	Equity						Return on Equity (6)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2012	610.7	616.7	291.1	281.4	281.4	2012	22.3%	22.0%	26.4%	22.9%	22.9%
2103	280.5					2103	21.1%

(1)
On September 28, 2012, the Company spun-off Hyster-Yale Materials Handling, Inc. ("Hyster-Yale"), a former subsidiary. The financial position, results of operations and cash flows of Hyster-Yale and any costs incurred by NACCO and Other related to the spin-off are reflected as discontinued operations for 2012 and 2011. 2010 and prior results have not been reclassified to reflect Hyster-Yale as discontinued operations.

(2)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(3)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(4)
The fourth quarter of 2012 dividend included a one-time special cash dividend of $3.50 per share and a regular quarterly cash dividend of 25 cents per share. The 25 cent per share dividend paid in the fourth quarter of 2012 was the first regular quarterly dividend following the spin-off of Hyster-Yale.

(5)
Total debt presented excludes the obligations of the unconsolidated mines. The unconsolidated mines' customers arrange and guarantee the financing of the unconsolidated mines. These obligations are without recourse to and are not guaranteed by North American Coal or NACCO.

(6)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

The North American Coal Corporation
(in millions, except percentage data)

	Tons of coal sold - Unconsolidated mines
	Q1	Q2	Q3	Q4	FY
2012	6.6	5.9	6.5	6.0	25.0
2103	7.0

	Tons of coal sold - Consolidated mines
	Q1	Q2	Q3	Q4	FY
2012	0.8	0.5	1.1	1.0	3.4
2103	1.1

	Limerock yards delivered
	Q1	Q2	Q3	Q4	FY
2012	3.7	4.4	4.9	5.8	18.8
2103	6.3

	Revenues
	Q1	Q2	Q3	Q4	FY
2012	24.3	19.2	38.0	50.9	132.4
2103	51.1

	Gross Profit $						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2012	6.9	3.8	6.5	10.8	28.0	2012	28.4%	19.8%	17.1%	21.2%	21.1%
2103	8.7					2103	17.0%

	Earnings of unconsolidated mines
	Q1	Q2	Q3	Q4	FY
2012	12.0	10.6	11.5	11.1	45.2
2103	12.1

	Operating Expenses						Operating Expenses as a % of the sum of Gross Profit plus Earnings of unconsolidated mines
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2012	7.0	5.2	9.4	8.4	30.0	2012	37.0%	36.1%	52.2%	38.4%	41.0%
2103	9.1					2103	43.8%

	Operating Profit $						Operating Profit as a % of the sum of Gross Profit plus Earnings of unconsolidated mines
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2012	11.9	9.2	8.6	13.5	43.2	2012	63.0%	63.9%	47.8%	61.6%	59.0%
2103	11.7					2103	56.3%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2012	0.6	0.7	0.9	0.5	2.7
2103	0.8

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2012	(0.2)	(0.4)	(0.4)	(0.3)	(1.3)
2103	(0.4)

The North American Coal Corporation
(in millions, except percentage data)

	Income Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2012	11.5	8.9	8.1	13.3	41.8	2012	20.0%	20.2%	n.m	37.6%	21.5%
2103	11.3					2103	15.0%

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2012	9.2	7.1	8.2	8.3	32.8
2103	9.6

	Depreciation, depletion and amortization expense
	Q1	Q2	Q3	Q4	FY
2012	2.0	2.0	3.0	3.9	10.9
2103	4.0

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2012	1.8	28.7	3.4	3.2	37.1
2103	6.2

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2012	21.5	(4.6)	17.2	16.1	50.2
2103	10.3

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2012	18.8	(11.4)	(57.2)	(6.5)	(56.3)
2103	(5.4)

	Cash flow before financing activities (1)
	Q1	Q2	Q3	Q4	FY
2012	40.3	(16.0)	(40.0)	9.6	(6.1)
2103	4.9

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2012	(41.6)	34.2	26.4	(9.9)	9.1
2103	(7.3)

The North American Coal Corporation
(in millions, except percentage data)

	Dividends to NACCO
	Q1	Q2	Q3	Q4	FY
2012	10.0	10.2	5.4	—	25.6
2103	—

	Total debt (2)
	Q1	Q2	Q3	Q4	FY
2012	64.2	108.5	140.4	138.0	138.0
2103	130.7

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2012	95.4	92.5	95.4	102.4	102.4	2012	25.3%	29.7%	34.8%	34.0%	34.0%
2103	112.1					2103	33.3%

(1)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(2)
Total debt presented excludes the obligations of the unconsolidated mines. The unconsolidated mines' customers arrange and guarantee the financing of the unconsolidated mines. These obligations are without recourse to and are not guaranteed by North American Coal or NACCO.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

Hamilton Beach Brands, Inc.
(in millions, except percentage data)

	Revenues						Revenues % Change Year Over Year
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2012	104.9	110.7	124.8	181.2	521.6	2012	4.3%	6.1%	(1.5)%	12.3%	5.8%
2103	106.2					2103	1.2%

	Gross Profit $						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2012	19.1	20.8	24.5	37.9	102.3	2012	18.2%	18.8%	19.6%	20.9%	19.6%
2103	20.2					2103	19.0%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2012	17.0	15.7	15.8	18.0	66.5	2012	16.2%	14.2%	12.7%	9.9%	12.7%
2103	17.5					2103	16.5%

	Operating Profit (Loss) $						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2012	2.1	5.1	8.7	19.9	35.8	2012	2.0%	4.6%	7.0%	11.0%	6.9%
2103	2.7					2103	2.5%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2012	0.9	0.7	0.5	0.6	2.7
2103	0.4

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2012	(0.5)	0.9	(0.3)	0.2	0.3
2103	(0.1)

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2012	1.7	3.5	8.5	19.1	32.8	2012	41.2%	37.1%	37.6%	33.5%	35.4%
2103	2.4					2103	37.5%

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2012	1.0	2.2	5.3	12.7	21.2
2103	1.5

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2012	0.6	0.6	0.7	1.2	3.1
2103	0.5

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2012	88.9	80.5	105.8	96.9	96.9
2103	87.5

Hamilton Beach Brands, Inc.
(in millions, except percentage data)

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2012	0.4	0.9	0.9	1.0	3.2
2103	0.3

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2012	6.5	12.9	(11.9)	19.9	27.4
2103	3.0

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2012	(0.4)	(0.9)	(0.9)	(1.0)	(3.2)
2103	(0.3)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2012	6.1	12.0	(12.8)	18.9	24.2
2103	2.7	—	—	—	—

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2012	(14.2)	(9.8)	10.9	(17.6)	(30.7)
2103	(5.0)

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2012	—	10.0	—	5.0	15.0
2103	—

	Total debt
	Q1	Q2	Q3	Q4	FY
2012	40.0	41.4	52.3	39.7	39.7
2103	34.7

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2012	37.2	29.2	35.3	43.2	43.2	2012	68.2%	65.2%	63.4%	58.9%	58.9%
2103	45.5					2103	57.0%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

Kitchen Collection, LLC
(in millions, except percentage data and number of stores)

	Number of stores						Average sales per store
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2012	327	320	319	312	312	2012	0.1	0.1	0.2	0.3	0.7
2103	299					2103	0.1

	Revenues
	Q1	Q2	Q3	Q4	FY
2012	45.3	42.3	48.2	88.9	224.7
2103	39.7

	Gross Profit $						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2012	19.5	18.7	21.4	36.2	95.8	2012	43.0%	44.2%	44.4%	40.7%	42.6%
2103	17.5					2103	44.1%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2012	24.1	23.8	23.3	29.2	100.4	2012	53.2%	56.3%	48.3%	32.8%	44.7%
2103	22.5					2103	56.7%

	Operating Profit (Loss) $						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2012	(4.6)	(5.1)	(1.9)	7.0	(4.6)	2012	(10.2)%	(12.1)%	(3.9)%	7.9%	(2.0)%
2103	(5.0)					2103	(12.6)%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2012	0.1	0.1	0.1	0.2	0.5
2103	0.1

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2012	—	0.1	—	(0.1)	—
2103	—

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2012	(4.7)	(5.3)	(2.0)	6.9	(5.1)	2012	40.4%	39.6%	40.0%	40.6%	39.2%
2103	(5.1)					2103	35.3%

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2012	(2.8)	(3.2)	(1.2)	4.1	(3.1)
2103	(3.3)

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2012	0.7	0.7	0.8	1.4	3.6
2103	0.7

Kitchen Collection, LLC
(in millions, except percentage data and number of stores)

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2012	44.9	45.2	41.7	30.6	30.6
2103	39.8

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2012	1.7	0.8	1.0	0.4	3.9
2103	0.8

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2012	(19.1)	(4.0)	1.4	25.5	3.8
2103	(17.8)

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2012	(1.7)	(0.8)	(1.0)	(0.4)	(3.9)
2103	(0.8)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2012	(20.8)	(4.8)	0.4	25.1	(0.1)
2103	(18.6)

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2012	10.0	4.9	(0.4)	(14.7)	(0.2)
2103	8.2

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2012	—	—	—	—	—
2103	—

	Total debt
	Q1	Q2	Q3	Q4	FY
2012	10.0	15.0	14.7	—	—
2103	8.2

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2012	43.9	40.7	39.5	43.6	43.6	2012	3.8%	2.6%	1.0%	(7.2)%	(7.2)%
2103	40.3					2103	(8.7)%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

NACCO and Other
(in millions, except percentage data)

	Operating Profit (Loss) (1)
	Q1	Q2	Q3	Q4	FY
2012	(1.5)	(1.5)	(0.6)	(3.4)	(7.0)
2103	(2.4)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2012	—	—	—	—	—
2103	—

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2012	0.3	0.8	0.4	3.1	4.6
2103	0.4

	Income (Loss) Before Taxes (1)
	Q1	Q2	Q3	Q4	FY
2012	(1.8)	(2.3)	(1.0)	(6.5)	(11.6)
2103	(2.8)

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2012	(1.4)	(2.2)	0.3	(4.4)	(7.7)
2103	(2.0)

(1)
On September 28, 2012, the Company spun-off Hyster-Yale Materials Handling, Inc. ("Hyster-Yale"), a former subsidiary. The financial position, results of operations and cash flows of Hyster-Yale and any costs incurred by NACCO and Other related to the spin-off are reflected as discontinued operations for 2012 and 2011. 2010 and prior results have not been reclassified to reflect Hyster-Yale as discontinued operations.